UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2013

KID BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey		07073
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events

The Company is filing this Current Report on Form 8-K in order to update the description of its Common Stock, stated value $0.10 per share (the “Common Stock”). The following description updates the description of the Company’s Common Stock included in the Registration Statement on Form 8-A No. 1-8681 (as filed on March 8, 1984) by reference to the Registration Statement on Form S-1 No. 2-88797 (as filed on February 2, 1984) under the heading “Description of Common Stock” on pages 21-22, as amended by Amendment No. 2 to Registration Statement on Form S-1 No. 2-88797 (as filed on March 29, 1984) under the heading “Description of Common Stock” on page 22. This updated description is not complete and is qualified in its entirety by reference to the provisions of the Company’s Restated Certificate of Incorporation, as amended, and the Company’s Second Amended and Restated By-Laws, each as filed with the Securities and Exchange Commission, and the applicable provisions of the New Jersey Business Corporation Act.

Description of Common Stock

The Company may issue, from time to time, shares of its common stock, stated value $0.10 per share (the “common stock”), the general terms and provisions of which are summarized below.

Authorized Shares

The Company is authorized to issue up to 50,000,000 shares of common stock. As of March 21, 2013, the Company had 21,870,066 shares of common stock issued and outstanding.

Dividend Rights

Holders of common stock are entitled to receive dividends when, as, and if declared by the Board in its sole discretion out of funds that are legally available for the declaration of dividends. The only statutory limitation is that such dividends may not be declared when the Company is insolvent.

Voting Rights

All voting rights are vested in the holders of shares of common stock. Each holder of common stock is entitled to one vote per share, and voting rights are noncumulative. Except as specifically required otherwise under New Jersey law, all matters submitted to Company shareholders are decided by a majority vote of the shares entitled to vote and represented at the meeting at which there is a quorum, except for election of directors, which is decided by plurality vote.

Liquidation and Dissolution Rights

In the event of the Company’s voluntary or involuntary liquidation, dissolution or winding up, the holders of common stock will be entitled to share pro rata in any of the Company’s assets available for distribution after the payment in full of all debts and distributions and, in the event the Company then has any authorized and outstanding series of preferred stock, after such holders have received any liquidation preferences.

Other Rights

Holders of shares of common stock are not entitled to preemptive or other subscription rights. Shares of common stock are not convertible into shares of any other class of capital stock, and there are no conversion rights or redemption or scheduled installment payment provisions relating to shares of common stock. If the Company merges or consolidates with or into another company and as a result the Company’s common stock is converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of common stock will be entitled to receive the same kind and amount of consideration per share of common stock. All of the outstanding shares of common stock are fully paid and non-assessable.

Limitations on Change of Control

We are subject to a number of provisions in our charter documents, policies, New Jersey law and our credit agreement that may discourage, delay or prevent a merger, acquisition or change of control that a shareholder may consider favorable. These anti-takeover provisions include:

•

advance notice procedures for nominations of candidates for election as directors, set forth in the Kid Brands, Inc. Criteria and Procedures with Respect to Selection and Evaluation of Directors and Communications with the Board of Directors (available on the Company’s website located at www.kidbrands.com under the heading “Investor Relations”) and for shareholder proposals to be considered at shareholders’ meetings (set forth in the Company’s Proxy Statement for its most recent Annual Meeting of Shareholders);

•

A provision in our bylaws that specifies that special meetings of the shareholders may be called by resolution of the Board or by the chairman of the Board or the president and shall be called by the president or secretary upon the written request (stating the purpose or purposes of the meeting) of a majority of the Board or of the holders of 51% of the outstanding shares entitled to vote;

•	the absence of cumulative voting in the election of directors;

•

covenants in our credit agreement restricting mergers, asset sales and similar transactions and a provision in our credit agreement that triggers an event of default upon certain acquisitions by a person or group of persons with beneficial ownership of a majority of our outstanding common stock; and

•	the New Jersey Shareholders’ Protection Act.

The New Jersey Shareholders’ Protection Act, N.J.S.A. 14A:10A-1 et seq. (“NJSPA”), as it pertains to us, prohibits us, subject to limited exceptions, from entering into a “business combination” with any beneficial owner of 10% or more of our voting stock for a period of five years after such shareholder acquires 10% or more of our voting stock (an “interested shareholder”), unless the transaction is approved by our board of directors before such interested shareholder acquires 10% or more of our voting stock.

After the expiration of the five-year period, we may only enter into a business combination with an interested shareholder if one of the following conditions is satisfied:

(1) the business combination is approved by our board of directors before the interested shareholder’s stock acquisition date,

(2) the business combination is approved by the holders of two-thirds of our voting stock excluding shares of our voting stock owned by such interested shareholder, or

(3) the interested shareholder pays at least a specified minimum formula price set forth in the NJSPA to ensure that the other shareholders receive at least the highest price per share paid by such interested shareholder and, subject to certain exceptions, the interested shareholder does not acquire additional shares after becoming an interested shareholder.

A “business combination” includes the following transactions between a corporation or a subsidiary and an interested shareholder (or affiliates of such shareholder): (1) ) the merger or consolidation of the corporation with the interested shareholder or any corporation that after the merger or consolidation would be an affiliate or associate of the interested shareholder; (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the interested shareholder, which has an aggregate market value equal to 10% or more of the aggregate market value of all of the assets or of the outstanding stock, or 10% or more of the income of the corporation or its subsidiaries; (3) the issuance or transfer to the interested shareholder of any stock of the corporation having an aggregate market value equal to or greater than 5% of the corporation’s outstanding stock; (4) the adoption of a plan or proposal for the liquidation or dissolution of the corporation proposed by the interested shareholder; (5) any reclassification of securities proposed by the interested shareholder that has the effect, directly or indirectly, of increasing any class or series of stock that is owned by the interested shareholder; and (6) the receipt by the interested shareholder of any loans or other financial assistance from the corporation.

Transfer Agent and Registrar

Registrar & Transfer Company is the transfer agent and registrar for the Company’s common stock.

Listing of Common Stock

The Company’s common stock is listed on the New York Stock Exchange under the symbol “KID.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2013	KID BRANDS, INC.

	By:	/s/ Marc S. Goldfarb

Marc S. Goldfarb
Senior Vice President and General Counsel

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